                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 15, 1998


                      PROFFITT'S CREDIT CARD MASTER TRUST
                      -----------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


       NOT APPLICABLE             333-28811-01            NOT APPLICABLE
       --------------             ------------            --------------
      (STATE OR OTHER            (COMMISSION             (IRS EMPLOYER
       JURISDICTION OF            FILE NUMBER)            IDENTIFICATION NO.)
       INCORPORATION)

                  P.O. BOX 20080, JACKSON, MISSISSIPPI  39289
              ---------------------------------------------------
        (ADDRESSES OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                (601) 968-4400
                 ---------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.   OTHER EVENTS.
------    ------------

     Pursuant to the Prospectus Supplement dated May 14, 1998 to the Prospectus dated April 17, 1998, filed with Registration No. 333-48739 and 333-48739-01 on Form S-3, the Proffitt's Credit Card Master Trust issued on May 21, 1998 $200,000,000 6.00% Class A Certificates, Series 1998-2 and $21,500,000 6.15%
Class B Certificates, Series 1998-2 (collectively, the "Certificates").

     The net proceeds of $220,076,000 will be used to pay down that amount of the Series 1997-1 Variable Funding Certificates previously issued by the Proffitt's Credit Card Master Trust.

     Proffitt's, Inc., as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of May 1998, to the Series 1997-2 Certificateholders on June 15, 1998.

     Proffitt's, Inc., as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the period from the date of initial issuance on May 6 through May 31 1998, to the Series 1998-1 Certificateholders on June 15, 1998.

     Proffitt's, Inc., as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the period from the date of initial issuance on May 21, 1998 through May 31, 1998, to the Series 1998-2 Certificateholders on June 15, 1998.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
------    -------------------------------------------------------------------

     (c)    Exhibits.

            The following exhibits are filed herewith:

     Exhibit No.          Description
     -----------          -----------

     99.1                 Press Release

     99.2 Series 1997-2 Monthly Certificateholders' Statement for the month of May 1998

     99.3 Series 1998-1 Monthly Certificateholders' Statement for the period May 6, 1998 through May 31, 1998

     99.4 Series 1998-2 Monthly Certificateholders' Statement for the period May 21, 1998 through May 31, 1998

                                      -2-
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           PROFFITT'S, INC., AS SERVICER UNDER THE
                           PROFFITT'S CREDIT CARD MASTER TRUST
                           (Registrant)



                            /s/ Douglas E. Coltharp
                            --------------------------
                            Douglas E. Coltharp
                            Executive Vice President and
                            Chief Financial Officer



Date:  June 17, 1998

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------
  99.1  Press Release

  99.2 Series 1997-2 Monthly Certificateholders' Statement for the month of May 1998

  99.3 Series 1998-1 Monthly Certificateholders' Statement for the period May 6, 1998 through May 31, 1998

  99.4 Series 1998-2 Monthly Certificateholders' Statement for the period May 21, 1998 through May 31, 1998